UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2022 (April 21, 2022)

Aclarion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-262026	47-3324725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

951 Mariners Island Blvd, Suite 300

San Mateo, California 94404

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 241-1741

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.00001 per share	ACON	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock	ACONW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On April 21, 2022, Aclarion, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC (“Maxim” or the “Representative”), as representative of the underwriters (collectively, the “Underwriters”), relating to the Company’s public offering of 2,165,000 units at a price to the public of $4.35 per unit (the “Offering”), each unit consisting of one share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), and one Warrant exercisable for five years to purchase one share of Common Stock at an exercise price of $4.35 per share (the “Warrants”). Under the Underwriting Agreement, the Company agreed to grant the Underwriters’ a 45-day over-allotment option to purchase 324,750 additional shares of Common Stock, and/or 324,750 additional Warrants, pursuant to the Company’s registration statement on Form S-1 (File No. 333-262026) (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

On April 22, 2022, the Representative partially exercised the Over-Allotment Option by purchasing from the Company 324,750 Warrants.

On April 26, 2022, the closing of the Offering was completed, and the Company sold an aggregate of (i) 2,165,000 shares of Common Stock and (ii) 2,489,750 Warrants to the Underwriters for total gross proceeds of approximately $9.4 million. After deducting the underwriting commission and expenses, the Company received net proceeds of approximately $8.6 million.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

The foregoing summary of the Warrants is qualified in its entirety by reference to the full text of the form of the Warrants, a copy of which is attached as Exhibit 4.1 to this Report and is incorporated herein by reference.

Representative’s Warrant

On April 26, 2022, pursuant to the Underwriting Agreement, the Company issued a warrant (the “Representative’s Warrant”), which enables the Representative to purchase up to an aggregate of 173,200 of shares of Common Stock, at an exercise price equal to $5.44 per share. The Representative’s Warrant may be exercised beginning on October 26, 2022 until April 26, 2027.

The foregoing summary of the Representative’s Warrant is qualified in its entirety by reference to the full text of the form of Representative’s Warrant, a copy of which is attached as Exhibit 4.2 to this Report and is incorporated herein by reference.

Warrant Agency Agreement

On April 21, 2022, the Company also entered into a Warrant Agency Agreement with VStock Transfer LLC (the “Warrant Agency Agreement”), pursuant to which VStock Transfer LLC agreed to act as transfer agent with respect to the Warrants.

The foregoing summary of the Warrant Agency Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.1 to this Report and is incorporated herein by reference.

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Offering, the Company’s Common Stock and Warrants began trading on The NASDAQ Capital Market on April 22, 2022 under the symbols “ACON” and “ACONW,” respectively.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2022 in connection with the effectiveness of the Registration Statement, the Company filed a restated Certificate of Incorporation with the State of Delaware and the Company adopted new restated Bylaws.

The foregoing descriptions of the Certificate of Incorporation and Bylaws are qualified in their entirety by reference to the copies of each that are attached to this Report as Exhibits 3.1, and 3.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Information.

On April 21, 2022 and April 26, 2022, the Company issued press releases announcing the pricing of the Offering and the closing of the Offering, respectively. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Report and are incorporated herein by reference.

The information disclosed under this Item 8.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 21, 2022, by and between the Company and Maxim Group LLC
3.1	Certificate of Incorporation of the Company.
3.2	Bylaws of the Company.
4.1	Form of Warrant
4.2	Form of Representative’s Warrant.
10.1	Warrant Agency Agreement, dated April 21, 2022 by and between the Company and VStock Transfer LLC.
99.1	Press Release, April 21, 2022
99.2	Press Release, April 26, 2022
104	Cover Page Interactive Data File (formatted in IXBRL, and included in exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aclarion, Inc.

By:	/s/ John Lorbiecki
Name:	John Lorbiecki
Title:	Chief Financial Officer

Dated: April 27, 2022

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